EX-10.2

December 27, 2024

Roadzen Inc.
111 Anza Blvd., Suite 109

Burlingame, CA 94010

RE: Lock-Up Agreement

Ladies and Gentlemen:

Reference is made to the Subscription Agreement of even date herewith (the “Subscription Agreement”) between Roadzen Inc. (the “Company”) and the undersigned stockholder of the Company (the “Holder”), pursuant to which the undersigned is acquiring from the Company certain Ordinary Shares of the Company. Capitalized terms used and not otherwise defined in this letter shall have the meanings given to them in the Subscription Agreement.

This is to confirm our agreement that the undersigned shall not sell any of the Subscription Securities for a period of nine (9) months following the Closing Date without the prior written consent of the Company, except that the Subscriber may sell up to 30% of the Subscription Securities commencing on the 91st day following the Closing Date, up to an additional 30% of the Subscription Securities commencing on the 181st day following the Closing Date, and all of the Subscription Securities commencing on the day after the nine (9) month anniversary of the Closing Date.

Whenever possible, each provision of this letter agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any term or other provision of this letter agreement is held to be invalid, illegal or unenforceable under applicable law, all other provisions of this letter agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision of this letter agreement is invalid, illegal or unenforceable under applicable law, the parties hereto shall negotiate in good faith to modify this letter agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

This letter agreement may be amended or modified only with the written consent of the Company and the Holder. The observance of any term of this letter agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the party against whom enforcement of such waiver is sought. No failure or delay by a party in exercising any right hereunder shall operate as a waiver thereof. No waivers of or exceptions to any term, condition, or provision of this letter agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

Holder acknowledges that its obligations under this letter agreement are unique, recognizes and affirms that in the event of a breach of this letter agreement by Holder, money damages will be inadequate and the Company will have no adequate remedy at law, and agrees that irreparable damage would occur in the event that any of the provisions of this letter agreement were not performed by Holder in accordance with their specific terms or were otherwise breached. Accordingly, the Company shall be entitled to an injunction or restraining order to prevent breaches of this letter agreement by Holder and to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such party may be entitled under this letter agreement, at law or in equity.

This letter agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this letter agreement or in any other certificate, agreement or document related to this letter agreement shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, “pdf”, “tif” or “jpg”) and other electronic signatures (including, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act and any other applicable law. Minor variations in the form of the signature page, including footers from earlier versions of this letter agreement or any such other document, shall be disregarded in determining the party’s intent or the effectiveness of such signature.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

Subscriber:

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

ROADZEN INC.

By:

Name:

Title: